                                                           EXHIBIT 10(c)

                           ONEIDA LTD.
                     1987 STOCK OPTION PLAN

1.  PURPOSE

    The purpose of the Oneida Ltd. 1987 Stock Option Plan (the "Plan") is to aid Oneida Ltd. (the "Company") and its Subsidiaries, as defined below, in attracting and retaining employees of outstanding competence and to enable selected key employees of the Company and any Subsidiary to acquire or increase ownership interests in the Company on a basis that will encourage them to perform at increasing levels of effectiveness and use their best efforts to promote the growth and profitability of the Company or any Subsidiary.

    Consistent with these objectives, the Plan authorizes the granting to selected key employees of Incentive Stock Options and Nonqualified Stock Options, as defined herein, to acquire shares of Company stock pursuant to the terms and conditions hereinafter set forth. As used herein, the term "Subsidiary" means any domestic or foreign corporation, at least 50% of the outstanding voting stock or voting power of which is beneficially owned, directly or indirectly, by the Company. The term "Incentive Stock Options" refers to options granted hereunder which are "incentive stock options" within the meaning of Section 422A(b) of the Internal Revenue Code of 1986, as amended (the "Code"), and the term "Nonqualified Stock Options" refers to options granted hereunder other than Incentive Stock Options. The term "Options" refers to Incentive Stock Options and Nonqualified Stock Options granted under the Plan unless reference is specifically made to Incentive Stock Options or Nonqualified Stock Options.

2.  EFFECTIVE DATE

    The Plan shall become effective May 27, 1987, subject to approval by the affirmative votes of the holders of a majority of the outstanding shares of Common Stock of the Company present, or represented, and entitled to vote at the May 27, 1987 Annual Meeting of the Stockholders of the Company. In the event that such stockholder approval of the Plan is not obtained at such time, the Plan shall not become effective.

3.  ADMINISTRATION

    (a) The Plan shall be administered by the Executive Compensation Committee (the "Committee") of the board of Directors of the Company (the "Board of Directors"); provided that the Committee shall consist of at least three members and each member shall not have been eligible, during the one year period prior to the later of the effective date of the Plan or such member's appointment to the Committee, to receive an Option under this Plan or to receive stock or an option to purchase stock of the Company or a Subsidiary under any other plan maintained by the Company or a Subsidiary. Any member of the Committee who does not satisfy the foregoing requirement shall not serve in his or her capacity as a Committee member for purposes of administration of the Plan, until one year has elapsed from the date he or she was last eligible to receive such stock or such an option under the Plan or such other plan. If, at any time, there are less than three members of the Committee eligible to serve in such capacity for purposes of administration of the Plan as a result of the preceding sentence or otherwise, the Board of Directors shall appoint one or more members of the Board of Directors, who shall qualify hereunder, to serve as members of the Committee solely for purposes of administration of the Plan. Such additional Committee members shall serve, and may be removed, at the pleasure of the Board of Directors.

    (b) For purposes of administration of the Plan, a majority of the members of the Committee eligible to serve as such shall constitute a quorum, and any action taken by a majority of such members of the Committee present at any meeting at which a quorum is present, or acts approved in writing by a majority of such members of the Committee, shall be the acts of the Committee.

    (c) Subject to the express provisions of the Plan, the Committee shall have full and final authority to decide when Options to acquire Company stock will be granted under the Plan, to select the key employees to whom the Options will be granted, and to determine the number of Shares (as defined in paragraph 5 hereof) to be covered by each Option, the price at which such shares may be purchased and other terms and conditions of such purchase. In making these determinations, the Committee shall solicit the recommendations of the Chief Executive Officer of the Company and may take into account the key employee's present and potential contributions to the Company's or a Subsidiary's success and any other factors which the Committee may deem relevant. Subject again to the express provisions of the

Plan, the Committee shall also have full authority to interpret the Plan and any stock option agreements evidencing Options granted hereunder, to issue rules for administering the Plan, to change, alter, amend or rescind such rules, and to make all other determinations necessary or appropriate for the administration of the Plan. All determinations, interpretations and constructions made by the Committee pursuant to this paragraph 3 shall be final and conclusive, except to the extent that authority for making such determinations is expressly reserved under the Plan to the
Board of Directors, in which case the determinations of the Board of Directors shall be final and conclusive. No member of the Committee or the Board of Directors shall be liable for any action, determination or omission taken or made in good faith with respect to the Plan or any Option granted hereunder.

4.  ELIGIBILITY

    Grants of Options under the Plan shall be confined to key employees of the Company or a Subsidiary (including officers and directors who are also employees of the Company or a Subsidiary) who devote substantially their full time to the Company or Subsidiary and whose performance can have a major impact on the Company's or Subsidiary's success; provided, however, that no Option shall be granted to any member of the Committee.

5.  OPTION SHARES

    (a) The stock subject to the Options granted under the Plan shall be shares of Common Stock, $6.25 par value, of the Company ("Shares") and except as otherwise required or permitted by subparagraph (b) of this paragraph 5, the aggregate number of Shares with respect to which Options may be granted under the Plan shall not exceed 400,000 Shares. If an Option expires, terminates, or is otherwise surrendered, in whole or in part, the Shares allocable to the unexercised portion of such Option shall again become available for grants of Options under the Plan. As determined from time to time by the Board of Directors, the Shares available under the Plan for grants of Options may consist either in whole or in part of authorized by unissued Shares or Shares which have been reacquired by the Company following original issuance.

    (b) The aggregate number of Shares purchasable under Options granted pursuant to the provisions of the Plan and the number of Shares and the Option price for Shares covered by each outstanding Option shall be proportionately adjusted for any increase or decrease in the number of issued shares resulting from a subdivision or consolidation of the issued Shares and may, in the absolute discretion of the Board of Directors, be similarly adjusted for any other capital adjustment, the payment of a stock dividend, or other increase or decrease in such Shares effected without receipt of consideration by the Company.

6.  TERMS AND CONDITIONS OF OPTIONS

    Each Option granted pursuant to the Plan shall be evidenced by a stock option agreement ("Option Agreement") between the Company and the key employee to whom the Option is granted (the "Optionee") effective as of the Date of Grant, as defined herein, in such form or forms as the Committee, from time to time, shall prescribe, which Option Agreements need not be identical to each other but shall comply with and be subject to the following terms and conditions:

    (a) Option Price. The price at which each Share may be purchased pursuant to an Option granted under the Plan shall be at least equal to 100% of the Fair Market Value, as defined herein, for each Share on the date the Committee approves the granting of such Option (the "Date of Grant"), but in no event
shall such price be less than the par value of such Shares.   The Fair Market
Value of the Shares on any date shall be the closing price of the Shares on such date on the New York Stock Exchange (the "Exchange") (or the principal market in which the Shares were traded, if the Shares are not listed on the Exchange on such date), or if the Shares were not traded on such date, the closing price of the Shares on the next preceding trading day during which the Shares are traded. Anything contained in this subparagraph (a) of paragraph 6 to the contrary notwithstanding, in the event that the number of Shares subject to any Option is adjusted pursuant to paragraph 5(b) hereof, a corresponding adjustment shall be made in the price at which the Shares subject to such Option may thereafter be purchased.

    (b) Annual Limit on Exercisability. The aggregate Fair Market Value of Shares with respect to which an Incentive Stock Option may be exercisable for the first time in any calendar year under the terms of the Plan and all other incentive stock option plans of the Company, its parent or Subsidiaries adopted after December 31, 1986 shall not exceed $100,000. for purposes of this subparagraph (b), the aggregate Fair Market Value, as defined in paragraph 6(a), shall be determined as of the date the Incentive Stock Option is granted.

    (c) Duration of Options. Each Option shall be effective for such term as shall be determined by the Committee on the Date of Grant and shall terminate on the date specified in the Option Agreement ("Termination Date"); provided, however, that the term of any Incentive Stock Option shall not exceed ten years from the Date of Grant of such Incentive Stock Option; and provided, further, the term of any Nonqualified Stock Option shall be at least ten years and one month from the Date of Grant of such Nonqualified Stock Option.

    (d) Restriction on Exercise of Options. In its sole discretion, the Committee may provide in the Option Agreement that Options granted pursuant to the terms thereof shall vest in accordance with a schedule of vesting as set forth therein, and Options granted pursuant to such Option Agreement may thereafter be exercised only to the extent that the Optionee is vested in such Options; provided, however, that the maximum period under which an Optionee shall become 100% vested in Options granted under this Plan shall not exceed five years from the Date of Grant of such Options. Anything contained in this subparagraph (d) of paragraph 6 or in any Option Agreement to the contrary notwithstanding, an Optionee shall become fully (100%) vested in each Option in the event of his or her termination of employment with the Company or a Subsidiary for reason of death, disability, or Retirement (as defined in subparagraph (h)(V) of this paragraph 6).

    (e) Incentive Stock Options Granted to Certain Stockholders. No Incentive Stock Option may be issued pursuant to the terms of the Plan to any individual who in the aggregate controls more than 10% of the total combined voting power of all classes of stock of the Company or its Subsidiaries unless (A) the Option Price determined as of the Date of Grant is at least 110% of the Fair Market Value of the Shares subject to the Incentive Stock Option and (B) the Incentive Stock Option is not exercisable more than five years from the Date of Grant.

    (f) Exercise of Options. Subject to the provisions of subparagraph (d) herein and of the Option Agreement pursuant to which the Option is granted, a person entitled to exercise an Option may exercise it in whole at any time, or in part from time to time, by delivering to the Secretary of the Company written notice specifying the number of Shares with respect to which the Option is being exercised, together with payment in full of the purchase price of such Shares plus any federal, state of local income taxes for which the Company has a withholding obligation in connection with such exercise. Such payment shall be made in cash or by certified check or bank draft to the order of the Company; provided, however, that the Committee may, in its sole discretion, authorize such payment, in whole or in part, in any other form, including payment by personal check or by the exchange of Common Stock of the Company previously acquired by the person entitled to exercise the Option.

    (g) Nontransferability. Options shall not be transferable other than by will or the laws of descent and distribution and no Option may be exercised by anyone other than the Optionee, except that, should the Optionee die or become incapacitated, the Option may be exercised by his estate, legal representative or beneficiary, as the case may be, subject to all other terms and conditions contained in the Plan.

    (h) Termination of Employment. The following rules shall apply to an Option in the event of an Optionee's termination of employment with the Company or a
Subsidiary:

         (I) In the event that (A) the Optionee's employment is terminated by the Company for Cause as defined in subparagraph (VIII) herein, or (B) the Optionee resigns voluntarily from the Company (other than for reason of a disability or Retirement, as defined herein) without the written consent of the Company or other than for Good Reason as defined in subparagraph (IX) herein, such Option shall immediately terminate.

         (II) In the event that the Optionee resigns for Good Reason as defined in subparagraph (IX) herein, or is terminated by the Company other than for Cause as defined in subparagraph (VIII) herein, such Option shall terminate on the date which is 90 days from the date of such termination or resignation of employment or on the Expiration Date of such Option, whichever shall first occur.

         (III) In the event of the death of an Optionee prior to the Expiration Date of his or her Option and either while he or she is employed by the Company or a Subsidiary or, if subparagraph (h)(II), (h)(IV) or (h)(V) hereof is applicable, during a period of time following his or her termination or resignation of employment when such Option is exercisable, such Option shall terminate on the first anniversary of the Optionee's death or on the Expiration Date of such Option, whichever shall first occur.

         (IV) In the event of the Optionee's termination of employment with the Company or a Subsidiary, prior to the Expiration Date of his or her Option for reasons of disability within the meaning of Section 22(e)(3) of the Code, such Option shall terminate on the date which is one year after the date of such termination of employment or on the Expiration Date of such Option, whichever shall first occur.

         (V) In the event of the Optionee's Retirement from the Company, such Option shall terminate on the date which is six months after the date of such Retirement, or on the Expiration Date of such Option, whichever shall first occur. As used herein, "Retirement" shall mean resignation or termination of employment after attainment of an age required for payment of an immediate pension pursuant to the terms of any qualified retirement plan maintained by the Company or a Subsidiary in which the Optionee participates.

         (VI) Anything contained in this subparagraph (h) of paragraph 6 to the contrary notwithstanding, an Option may only be exercised following the Optionee's termination or resignation of employment with the Company or a Subsidiary for reasons other than death, disability or Retirement if, and to the extent that, such Option would have been exercisable immediately prior to such termination or resignation of employment.

         (VII) An Optionee's transfer of employment between the Company and a Subsidiary or between Subsidiaries shall not constitute a termination of employment and the Committee shall determine in each case whether an authorized leave of absence for military service or otherwise shall constitute a termination of employment.

         (VIII) Termination for "Cause" shall mean a termination of employment with the Company or any Subsidiary which is by reason of (A) the willful failure of the Optionee to satisfactorily perform duties consistent with his title and position reasonably required of the Optionee by the Board of Directors of the Company or of any Subsidiary of the Company of which he is an employee (or any officer of the Company or such Subsidiary duly authorized by such Board of Directors for such purpose) and refusal of such Optionee to correct such failure (other than by reason of the incapacity of the Optionee due to physical or mental illness) within ten business days after notification by the Board of Directors of the Company or of any Subsidiary of which such Optionee is an employee (or any officer of the Company or such Subsidiary duly authorized by such Board of Directors for such purpose) and refusal of such Optionee to correct such failure (other than by reason of the incapacity of the Optionee due to physical or mental illness) within ten business days after notification by the Board of Directors of the Company or of any Subsidiary of which such Optionee is an employee (or any officer of the Company or such Subsidiary duly authorized by such Board of Directors for such purpose), or (B) the commission by the Optionee of a felony, or the perpetration by the Optionee of a dishonest act or common law fraud against the Company or any Subsidiary, or (C) any other act or omission which is materially injurious to the financial condition or business reputation of the Company or any Subsidiary and failure of such Optionee to correct such act or omission within ten business days after notice by the Board of Directors of the Company or such Subsidiary of such act or omission (or any officer or director of the Company or such Subsidiary authorized by such Board of Directors for such purpose).

         (IX) For the purpose of this subparagraph (h), a resignation for "Good Reason" shall mean the resignation of the Optionee occurring by reason of
(A) failure to elect or reelect or to appoint or reappoint such Optionee to, or removal from, the position such Optionee held with the Company or a Subsidiary at the time any Option is granted to him hereunder, or (B) relocation of the office of the Company or the Subsidiary where such Optionee is employed at the time any Option is granted hereunder to a new location more than 50 miles from such location, or (C) a material change by the Company in the Optionee's functions, duties, or responsibilities which change would cause such Optionee's position with the Company (or a Subsidiary) to become of less dignity, responsibility or scope from the position held by such Optionee at the time any Option is granted to him hereunder, or (D) a material reduction by the Company in the Optionee's total annual cash compensation.

    (i) No Rights as Stockholder or to Continued Employment. No Optionee shall have any rights as a Stockholder of the Company with respect to any Shares prior to the date of issuance to him or her of the certificate or certificates for such Shares and neither the Plan nor any Option granted under the Plan shall confer upon an Optionee any right to continuance of employment by the Company or any Subsidiary or interfere in any way with the right of the Company or Subsidiary to terminate the employment of such Optionee.

7.  ISSUANCE OF SHARES; RESTRICTIONS

    (a) Subject to the conditions and restrictions provided in this paragraph 7, the Company shall, within twenty business days after an Option has been duly exercised in whole or in part, deliver to the person who exercised the Option a certificate, registered in the name of such person, for the number of Shares with respect to which the Option has been exercised. The Company may legend any stock certificate issued hereunder to reflect any restrictions provided for in this paragraph 7.

    (b) Unless the Shares subject to Options granted under the Plan have been registered under the Securities Act of 1933, as amended, or the Company has determined that an exemption from registration is available, the Company may require prior to and as a condition of the issuance of any Shares that the person exercising an Option hereunder furnish the Company with a written representation in a form prescribed by the Committee to the effect that such person is acquiring said Shares solely with a view to investment for his or her own account and not with a view to the resale or distribution of all or any part thereof, and that such person will not dispose of any of such Shares unless and until either the Shares are registered under the Securities Act of 1933, as amended or the Company is satisfied that an exemption from such registration is available.

    (c) anything contained herein to the contrary notwithstanding, the Company shall not be obligated to sell or issue any Shares under the Plan unless and until the Company is satisfied that such sale or issuance complies with (i) all applicable requirements of the New York Stock

Exchange (or the governing body of the principal market in which such Shares are traded, if such Shares are not ten listed on that Exchange), (ii) all applicable provisions of the Securities Act of 1933, as amended, and (iii) all other laws or regulations by which the Company is bound or to which the Company is subject.

8.  AMENDMENT AND TERMINATION OF PLAN

    The Board of Directors at any time may terminate the Plan or amend it from time to time in such respects as it deems desirable and, with the consent of the Optionee who is a party thereto, and with the approval of the Board of Directors, any Option may be modified or amended; provided that without the further approval of the Stockholders of the Company in the manner required under paragraph 2 hereof, no amendment shall (i) increase the maximum aggregate number of Shares with respect to which Options may be granted under the Plan,
(ii) materially increase the benefits accruing to participants under the Plan, within the meaning of Rule 16b-3 of the Securities Exchange Act of 1934, (iii) change the minimum option price provided for in paragraph 6(a) hereof, or (iv) change the eligibility provisions hereof, and provided further that, subject to the provisions of paragraph 7 hereof, no termination of or amendment to the Plan shall adversely affect the rights of an Optionee or other person holding an Option hereunder without the consent of such Optionee or other person, as the case may be.

9.  TERM OF THE PLAN

    Unless the Plan shall have been terminated earlier pursuant to paragraph 8 hereof, the Plan shall terminate on May 26, 1997, and no Options may be granted thereafter.